Exhibit 99.1
UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

ENTERED
09/12/2019

In re:
ALTA MESA RESOURCES, INC., et al., Debtors.1
§    Chapter 11
§
§    Case No. 19-35133 (MI)
§
§    Jointly Administered)
§    (Emergency Hearing Requested)
§

INTERIM ORDER APPROVING NOTIFICATION AND HEARING PROCEDURES FOR CERTAIN TRANSFERS AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO STOCK

[Relates to the Motion at Docket No. 14]

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an interim order (this “Interim Order”): (a) approving certain notification and hearing procedures (the “Procedures”) related to certain transfers of, or declarations of worthlessness with respect to, the shares of Class A common stock of Debtor Alta Mesa Resources, Inc. (“AMR”) or any Beneficial Ownership thereof (the “Stock”), (b) directing that any purchase, sale, conversion, exchange, or other transfer of, or declaration of worthlessness with respect to, Stock in violation of the Procedures shall be null and void ab initio; and (c) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and this court having jurisdiction over this matter pursuant to 28 U.S.C. § 1334 and the Amended Standing Order; and it appearing that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and it appearing that the court may enter a final order consistent with Article III of the United States Constitution; and it appearing that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and it appearing that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and it appearing that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this court (the “Hearing”); and this court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

_______________
1 The Debtors in these chapter 11 cases and the last four digits of their federal tax identification numbers are as follows: Alta Mesa Resources, Inc. (3840); Alta Mesa Holdings, LP (5150); Alta Mesa Holdings GP, LLC (0642); OEM GP, LLC (0958); Alta Mesa Finance Services Corp. (5673); Alta Mesa Services, LP (7295); and Oklahoma Energy Acquisitions, LP (3762). The location of the Debtors’ corporate headquarters and service address is 15021 Katy Freeway, 4th Floor, Houston, Texas 77094.
2 Capitalized terms used but not defined herein have the meanings given to them in the Motion.

1. Notwithstanding anything to the contrary herein, this Interim Order shall not be binding on any party that did not receive notice of the Motion prior to the Hearing. The Debtors shall immediately serve Notice of the Interim Order on all parties that the Debtors seek to bind to the relief sought in the Motion. A second interim hearing on the Motion will be held on September 19, 2019 at 11:15 a.m. Any objections to the Motion shall be filed by September 18, 2019 at 5:00 p.m. At the second interim hearing, additional parties may be made bound by the relief in this Interim Order.
2.    The final hearing (the “Final Hearing”) on the Motion shall be held on October 7, 2019 at 10:00 a.m., prevailing Central Time. On or before 5:00 p.m. on October 2, 2019, any objections or responses to entry of a final order on the Motion shall be filed with the Court. In the event no objections to entry of the Final Order on the Motion are timely received, this court may enter such Final Order without need for the Final Hearing.
3.    The Procedures as set forth in Exhibit 1 attached hereto are hereby approved.
4. Any transfer of, or declaration of worthlessness with respect to, Stock (other than any exchange of units of SRII OpCo, outstanding as of the Petition Date for Stock pursuant to Section 11.01(A) of the limited partnership agreement of SRII OpCo) in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.
5. In the case of any declaration of worthlessness with respect to Stock in violation of the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.
6. Pending the Final Hearing, any person or entity subject to the Procedures (i.e., any person who is a Substantial Shareholder or would become a Substantial Shareholder and any person who is or becomes a 50-Percent Shareholder) may file a motion and request an emergency hearing to obtain relief from this Interim Order.
7. The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.
8. The requirements set forth in this Interim Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.
9. Entry of this Interim Order shall not constitute a finding by the Court as to the value of any Tax Attributes or the benefits of this Interim Order. Notwithstanding anything to the contrary herein, any holder of any Stock may seek relief from the Court (including with respect to the terms of this Interim Order) and/or consent of the Debtors to effectuate a transfer of Stock on any grounds, and all rights with respect to any such transfer are fully reserved.
10. Notwithstanding the relief granted in this Interim Order and any actions or payments taken pursuant to such relief, nothing in this Interim Order shall be deemed: (a) an admission as to the amount of, basis for, or validity of any claim against any of the Debtors under the Bankruptcy Code or other applicable nonbankruptcy law; (b) an impairment or waiver of any Debtor’s or any other party in interest’s right to dispute any claim against, or interest in, any Debtor, its property or its estate; (c) a promise or requirement to pay any prepetition claim; (d) an assumption, adoption, or rejection or any agreement, contract, or lease under Section 365 of the Bankruptcy Code; (e) an implication or admission that any particular claim is of a type specified or defined in the Motion, or any order granting the relief requested by the Motion; (f) an implication, admission, or finding as to (i) the validity, enforceability, or perfection of any interest or encumbrance on the property of any Debtor or its estate or (ii) the applicability of any exception or exclusion from property of the estate under Section 541 of the Bankruptcy Code or other applicable law; (g) an impairment or waiver of any claims or causes of action which may exist against any entity; or (h) a waiver of any Debtor’s or any other party in interest’s rights under the Bankruptcy Code or any other applicable law.

11.    The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).
12. Notice of the Motion as provided therein shall be deemed good and sufficient notice thereof, and the requirements of Bankruptcy Rule 6004(a) and the Bankruptcy Local Rules are satisfied by such notice.
13.    Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.
14. The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.
15.    This court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

Date: September 12, 2019	By:	/s/ Marvin Isgur
	Name:	Marvin Isgur
	Title:	United States Bankruptcy Judge

Exhibit 1
Procedures for Transfers of and Declarations of
Worthlessness with Respect to Beneficial Ownership of Stock

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION
In re:
ALTA MESA RESOURCES, INC., et al., Debtors.1
§    Chapter 11
§
§    Case No. 19-35133 (MI)
§
§    (Joint Administration Requested)
§
§

PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO BENEFICIAL OWNERSHIP OF STOCK

The following procedures apply to transfers of Stock (other than any exchange of units of SRII OpCo, LP, a Delaware limited partnership (“SRII OpCo”), outstanding as of the Petition Date for Stock pursuant to Section 11.01(A) of the limited partnership agreement of SRII OpCo):2

a.
Any entity (as defined in section 101(15) of the Bankruptcy Code) who is a Substantial Shareholder (as defined herein) and wishes to effectuate a transfer of Stock that would affect the size of a Substantial Shareholder’s Beneficial Ownership or would result in another entity becoming or ceasing to be a Substantial Shareholder must file with the court, and serve upon: (i) the Debtors, Alta Mesa Resources, Inc., 15021 Katy Freeway, 4th Floor, Houston, Texas 77094, Attn: Kim Warnica; (ii) proposed counsel for the Debtors, Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611, Attn: Caroline Reckler, and Latham & Watkins LLP, 555 Eleventh Street, Suite 1000, Washington, D.C. 20004, Attn: Andrew Sorkin; (iii) proposed co-counsel for the Debtors, Porter Hedges LLP

1000 Main Street, 36th Floor, Houston, Texas 77002, Attn: [ ]; (iv) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Avenue, Houston, Texas 77002; and (v) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 (collectively, the “Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) 30 calendar days after the date of the Notice of Interim Order (as defined herein), or (B) 10 calendar days after becoming a Substantial Shareholder, provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.
Prior to effectuating any transfer of Stock that would result in an increase in the amount of Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Stock, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Stock”).

c.
Prior to effectuating any transfer of Stock that would result in a decrease in the amount of Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Stock,” and together with a Declaration of Intent to Accumulate Stock, each, a “Declaration of Proposed Transfer”).

_______________
1 The Debtors in these chapter 11 cases and the last four digits of their federal tax identification numbers are as follows: Alta Mesa Resources, Inc. (3840); Alta Mesa Holdings, LP (5150); Alta Mesa Holdings GP, LLC (0642); OEM GP, LLC (0958); Alta Mesa Finance Services Corp. (5673); Alta Mesa Services, LP (7295); and Oklahoma Energy Acquisitions, LP (3762). The location of the Debtors’ corporate headquarters and service address is 15021 Katy Freeway, 4th Floor, Houston, Texas 77094.
2 Capitalized terms used but not otherwise defined herein have the meanings given to them in the Motion.

d.
The Debtors shall have 30 calendar days after receipt of a Declaration of Proposed Transfer to file with the court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes as a result of an ownership change under section 382 of the IRC. If the Debtors file an objection, such transaction shall remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the court. If the Debtors do not object within such 30-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with these Procedures, with an additional 30-day waiting period for each Declaration of Proposed Transfer.

e.
For purposes of these Procedures, a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of Stock representing at least 4.5 percent of the overall value of the Stock.[3]

f.
(ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1-9834, as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire if such Option is treated as exercised under Treasury Regulations Section 1.382-4(d)). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

The following procedures apply for declarations of worthlessness of Stock:

a.
Any person or entity that currently is or becomes a 50-Percent Shareholder (as defined herein) must file with the court, and serve upon the Notice Parties, a notice of such status, in the form of Exhibit 1D attached to these Procedures (a “Declaration of Status as a 50-Percent Shareholder”), on or before the later of: (i)

10 calendar days after the date of the Notice of Interim Order; and (ii) 10 calendar days after becoming a 50-Percent Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any 50-Percent Shareholder even if no Declaration of Status as a 50-Percent Shareholder has been filed.

b.
Prior to filing any federal or state tax return, or any amendment to such a return, or taking any other action that claims any deduction for worthlessness of Stock for a tax year ending before the Debtors’ emergence from chapter 11 protection, such

50-Percent Shareholder must file with the court, and serve upon the Notice Parties, an advance written notice in the form of Exhibit 1E attached to these Procedures (a “Declaration of Intent to Claim a Worthless Stock Deduction”) of the intended claim of worthlessness.

_______________
3 Based on approximately 184,362,724 shares of Class A common stock outstanding as of the Petition Date.

i.
The Debtors shall have 30 calendar days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the court and serve on such 50-Percent Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes.

ii.
If the Debtors timely object, the filing of the tax return or amendment thereto with such claim shall not be permitted unless approved by a final and non-appealable order of the court, unless the Debtors withdraw such objection.

iii.
If the Debtors do not object within such 30-day period, the filing of the return or amendment with such claim shall be permitted solely as described in the Declaration of Intent to Claim a Worthless Stock Deduction.

Additional returns and amendments within the scope of this section must be the subject of additional notices as set forth herein, with an additional 30- day waiting period. To the extent that the Debtors receive an appropriate Declaration of Intent to Claim a Worthless Stock Deduction and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to any statutory committee(s) appointed in these chapter 11 cases.

c.
For purposes of these Procedures, a “50-Percent Shareholder” is any person or entity that at any time preceding the Petition Date has owned 50 percent or more of Stock (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).

NOTICE PROCEDURES

The following notice procedures apply to these Procedures:

a.
No later than 2 business days following entry of the Interim Order, the Debtors shall serve by first class mail, postage prepaid a notice, substantially in the form of Exhibit 1F attached to these Procedures (the “Notice of Interim Order”), on: (i) the Office of the United States Trustee for the Southern District of Texas; (ii) the holders of the 30 largest unsecured claims against the Debtors (on a consolidated basis); (iii) the United States Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) any official committees appointed in these chapter 11 cases; and (vi) all registered holders and nominee holders of at least 8,296,300 shares of Stock (with instructions to serve down to the beneficial holders of Stock, as applicable). Additionally, no later than 2 business days following entry of the final order, the Debtors shall serve a Notice of Interim Order modified to reflect that the final order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.

b.
As applicable, all registered holders and nominee holders of Stock shall be required to serve the Notice of Interim Order and Notice of Final Order on any holder for whose benefit such registered holder or nominee holder holds such Stock down the chain of ownership for all such holders of Stock.

c.
Any entity or broker or agent acting on such entity’s or individual’s behalf who sells in excess of 8,296,300 shares of Stock (approximately 4.5 percent of all issued and outstanding shares of Stock) to another entity or individual shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Stock, or any broker or agent acting on such purchaser’s behalf.

d.
As soon as is practicable following entry of the Interim Order, the Debtors shall: (i) submit a copy of the Notice of Interim Order (modified for publication) for publication in [The New York Times / USA Today (national edition)]; (ii) submit a copy of the Notice of Interim Order (modified for publication) to Bloomberg

Professional Service for potential publication by Bloomberg; (iii) file a Form 8-K with a reference to the entry of the Interim Order; and (iv) and post the Procedures to the website established by Prime Clerk for the Chapter 11 Cases (which website address shall be identified in the Notice of Interim Order).

e.
To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except: (i) to the extent necessary to respond to a petition or objection filed with the court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further court order. To the extent confidential information is necessary to respond to a petitioner objection filed with the court, such confidential information shall be filed under seal or in a redacted form.

[Remainder of Page Intentionally Left Blank]

Exhibit 1A
Declaration of Status as a Substantial Shareholder

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION
In re:
ALTA MESA RESOURCES, INC., et al., Debtors.1
§    Chapter 11
§
§    Case No. 19-35133 (MI)
§
§    (Joint Administration Requested)
§
§
DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the shares of Class A common stock of Alta Mesa Resources, Inc. (“AMR”) or of any Beneficial Ownership therein (the “Stock”). AMR is the debtor and debtor in possession in Case No. 19-35133 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.
______________
1 The Debtors in these chapter 11 cases and the last four digits of their federal tax identification numbers are as follows: Alta Mesa Resources, Inc. (3840); Alta Mesa Holdings, LP (5150); Alta Mesa Holdings GP, LLC (0642); OEM GP, LLC (0958); Alta Mesa Finance Services Corp. (5673); Alta Mesa Services, LP (7295); and Oklahoma Energy Acquisitions, LP (3762). The location of the Debtors’ corporate headquarters and service address is 15021 Katy Freeway, 4th Floor, Houston, Texas 77094.
2 For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of Stock representing at least 4.5 percent of the overall value of the Stock; (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire if such Option is treated as exercised under Treasury Regulations Section 1.382-4(d)); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of ___, 2019, the undersigned party currently has Beneficial Ownership of ____ shares of Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership or otherwise has Beneficial Ownership of such Stock:

Entity	Number of Shares	Date Acquired

(Attach additional page(s) if necessary)

PLEASE TAKE NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _______.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers and Declarations of Worthlessness with Respect to Stock [Docket No. [ ]] (the “Order”), this declaration (this “Declaration”) is being filed with the court and served upon the parties required by the Order.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

[Remainder of Page Intentionally Left Blank]

Dated: __, 20 ____
_________,________

(City)	(State)
Respectfully submitted,
(Name of Substantial Shareholder) By:
Name:
Address:
Telephone:
Facsimile:

Exhibit lB
Declaration of Intent to Accumulate Stock

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

In re:
ALTA MESA RESOURCES, INC., et al., Debtors.1
§    Chapter 11
§
§    Case No. 19-35133 (MI)
§
§    (Joint Administration Requested)
§
§

DECLARATION OF INTENT TO ACCUMULATE STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of Class A common stock of Alta Mesa Resources, Inc. (“AMR”) or of any Beneficial Ownership therein (the “Stock”). AMR is the debtor and debtor in possession in Case No. 19- 35133 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.

_______________
1 The Debtors in these chapter 11 cases and the last four digits of their federal tax identification numbers are as follows: Alta Mesa Resources, Inc. (3840); Alta Mesa Holdings, LP (5150); Alta Mesa Holdings GP, LLC (0642); OEM GP, LLC (0958); Alta Mesa Finance Services Corp. (5673); Alta Mesa Services, LP (7295); and Oklahoma Energy Acquisitions, LP (3762). The location of the Debtors’ corporate headquarters and service address is 15021 Katy Freeway 4th Floor, Houston, Texas 77094.
2 For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of Stock representing at least 4.5 percent of the overall value of the Stock; (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire if such Option is treated as exercised under Treasury Regulations Section 1.382-4(d)); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on ____ __, 2019, the undersigned party filed declaration of status as a Substantial Shareholder with the court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of __ shares of Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of ______ shares of Stock or an Option with respect to ____ shares of Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of shares of Stock.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers and Declarations of Worthlessness with Respect to Stock [Docket No. [ ]] (the “Order”), this declaration (this “Declaration”) is being filed with the court and served upon the parties required by the Order.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer shall remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Stock will each require an additional notice filed with the court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

[Remainder of Page Intentionally Left Blank]

Dated: __, 20__
__________,_________

(City)	(State)
Respectfully submitted,
(Name of Declarant) By:
Name:
Address:
Telephone:
Facsimile:

Exhibit 1C
Declaration of Intent to Transfer Stock

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

In re:
ALTA MESA RESOURCES, INC., et al., Debtors.1
§    Chapter 11
§
§    Case No. 19-35133 (MI)
§
§    (Joint Administration Requested)
§
§

DECLARATION OF INTENT TO TRANSFER STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of Class A common stock of Alta Mesa Resources, Inc. (“AMR”) or of any Beneficial Ownership therein (the “Stock”). AMR is the debtor and debtor in possession in Case No. 19-35133 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.
_______________
1 The Debtors in these chapter 11 cases and the last four digits of their federal tax identification numbers are as follows: Alta Mesa Resources, Inc. (3840); Alta Mesa Holdings, LP (5150); Alta Mesa Holdings GP, LLC (0642); OEM GP, LLC (0958); Alta Mesa Finance Services Corp. (5673); Alta Mesa Services, LP (7295); and Oklahoma Energy Acquisitions, LP (3762). The location of the Debtors’ corporate headquarters and service address is 15021 Katy Freeway 4th Floor, Houston, Texas 77094.
2 For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of Stock representing at least 4.5 percent of the overall value of the Stock; (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire if such Option is treated as exercised under Treasury Regulations Section 1.382-4(d)); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on ___________ _____, 2019, the undersigned party filed a declaration of status as a Substantial Shareholder with the court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of      shares of Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of ___ shares of Stock or an Option with respect to ___
shares of Stock.    If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of
___ shares of Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers and Declarations of Worthlessness with Respect to Stock [Docket No. [ ]] (the “Order”), this declaration (this“Declaration”) is being filed with the court and served upon the parties required by the Order.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer shall remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Stock will each require an additional notice filed with the court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

[Remainder of Page Intentionally Left Blank]

Dated: __, 20__
__________,__________

(City)	(State)
Respectfully submitted,
(Name of Declarant) By:
Name:
Address:
Telephone:
Facsimile:

Exhibit 1D
Declaration of Status as a 50-Percent Shareholder

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION
In re:
ALTA MESA RESOURCES, INC., et al., Debtors.1
§    Chapter 11
§
§    Case No. 19-35133 (MI)
§
§    (Joint Administration Requested)
§
§

DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a 50-Percent Shareholder with respect to the shares of Class A common stock of Alta Mesa Resources, Inc. (“AMR”) or of any Beneficial Ownership therein (the “Stock”). AMR is the debtor and debtor in possession in Case No. 19-35133 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.

PLEASE TAKE FURTHER NOTICE that, as of , 2019, the undersigned party currently has Beneficial Ownership of shares of Stock.
_______________
1 The Debtors in these chapter 11 cases and the last four digits of their federal tax identification numbers are as follows: Alta Mesa Resources, Inc. (3840); Alta Mesa Holdings, LP (5150); Alta Mesa Holdings GP, LLC (0642); OEM GP, LLC (0958); Alta Mesa Finance Services Corp. (5673); Alta Mesa Services, LP (7295); and Oklahoma Energy Acquisitions, LP (3762). The location of the Debtors’ corporate headquarters and service address is 15021 Katy Freeway, 4th Floor, Houston, Texas 77094.
2 For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of Stock representing at least 4.5 percent of the overall value of the Stock; (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire if such Option is treated as exercised under Treasury Regulations Section 1.382-4(d)); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

The following table sets forth the date(s) on which the undersigned party acquired Beneficial

Ownership or otherwise has Beneficial Ownership of such Stock:

Entity	Number of Shares	Date Acquired

(Attach additional page(s) if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ______.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final]
Order Approving Notification and Hearing Procedures for Certain Transfers and Declarations of Worthlessness with Respect to Stock [Docket No. [ ]] (the “Order”), this declaration (this “Declaration”) is being filed with the court and served upon the parties required by the Order.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

[Remainder of Page Intentionally Left Blank]

Dated: ___, 20____
__________,________

(City)	(State)
Respectfully submitted,
(Name of 50-Percent Shareholder) By:
Name:
Address:
Telephone:
Facsimile:

Exhibit lE
Declaration of Intent to Claim a Wm1hless Stock Deduction

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

In re:

ALTA MESA RESOURCES, INC., et al., Debtors.1
§    Chapter 11
§
§    Case No. 19-35133 (MI)
§
§    (Joint Administration Requested)
§
§

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the “Proposed Worthlessness Claim”) with respect to one or more shares of Class A common stock of Alta Mesa Resources, Inc. (“AMR”) or of any Beneficial Ownership therein (the “Stock”). AMR is the debtor and debtor in possession in Case No. 19-35133 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.
______________
1 The Debtors in these chapter 11 cases and the last four digits of their federal tax identification numbers are as follows: Alta Mesa Resources, Inc. (3840); Alta Mesa Holdings, LP (5150); Alta Mesa Holdings GP, LLC (0642); OEM GP, LLC (0958); Alta Mesa Finance Services Corp. (5673); Alta Mesa Services, LP (7295); and Oklahoma Energy Acquisitions, LP (3762). The location of the Debtors’ corporate headquarters and service address is 15021 Katy Freeway, 4th Floor, Houston, Texas 77094.
2 For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of Stock representing at least 4.5 percent of the overall value of the Stock; (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire if such Option is treated as exercised under Treasury Regulations Section 1.382-4(d)); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on _______ __ , 2019, the undersigned party filed a declaration of status as a 50-Percent Shareholder with the court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of ____ shares of Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare for [federal/state] tax purposes that _____ shares of Stock became worthless during the tax year ending ____.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers and Declarations of Worthlessness with Respect to Stock [Docket No. [ ]] (the “Order”), this declaration (this “Declaration”) is being filed with the court and served upon the parties required by the Order.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors have 30 calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such Proposed Worthlessness Claim shall not be effective unless such objection is withdrawn by the Debtors or such action is approved by a final and nonappealable order of the court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Notice.

PLEASE TAKE FURTHER NOTICE that further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating, or selling, trading, converting, exchanging, or otherwise transferring Beneficial Ownership of additional shares of Stock or making a Proposed Worthlessness Claim will each require an additional notice filed with the court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

[Remainder of Page Intentionally Left Blank]

Dated: __, 20__
__________,________

(City)	(State)
Respectfully submitted,
(Name of Declarant) By:
Name:
Address:
Telephone:
Facsimile:

Exhibit 1F
Notice of Interim Order

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

In re:
ALTA MESA RESOURCES, INC., et al., Debtors.1
§    Chapter 11
§
§    Case No. 19-35133 (MI)
§
§    (Joint Administration Requested)
§
§

NOTICE OF PROCEDURES APPLICABLE TO CERTAIN HOLDERS OF STOCK, PROCEDURES FOR TRANSFERS AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO STOCK, AND FINAL HEARING ON THE APPLICATION THEREOF

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF STOCK OF ALTA MESA RESOURCES, INC. (THE “STOCK”):

PLEASE TAKE NOTICE that on [ ], 2019 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed petitions with the United States Bankruptcy Court for the Southern District of Texas under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). Subject to certain exceptions, Section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.
______________
1 The Debtors in these chapter 11 cases and the last four digits of their federal tax identification numbers are as follows: Alta Mesa Resources, Inc. (3840); Alta Mesa Holdings, LP (5150); Alta Mesa Holdings GP, LLC (0642); OEM GP, LLC (0958); Alta Mesa Finance Services Corp. (5673); Alta Mesa Services, LP (7295); and Oklahoma Energy Acquisitions, LP (3762). The location of the Debtors’ corporate headquarters and service address is 15021 Katy Freeway, 4th Floor, Houston, Texas 77094.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Emergency Motion for Entry of Interim and Final Orders Approving Notification and Hearing Procedures for Certain Transfers and Declarations of Worthlessness with Respect to Stock [Docket No. _____] (the “Motion”).2

PLEASE TAKE FURTHER NOTICE that on [ ], 2019, the court entered the Interim Order Approving Notification and Hearing Procedures for Certain Transfers and Declarations of Worthlessness with Respect to Stock [Docket No. [ ]] (the “Order”) approving procedures for certain transfers of Stock, set forth in Exhibit 1 attached to the Order (the “Procedures”).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, conversion, exchange, or other transfer of Stock or Beneficial Ownership of Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a 50-Percent Shareholder may not claim a worthless stock deduction in respect of Stock, or Beneficial Ownership of Stock, in violation of the Procedures, and any such deduction in violation of such Procedures shall be null and void ab initio, and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, claims, and solicitation agent for the Debtors, Prime Clerk LLC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonableperiod of time. Such declarations are also available via PACER on the court’s website at https://ecf.txsb.uscourts.gov for a fee, or by accessing the Debtors’ restructuring website at http://cases.primeclerk.com/altamesa.

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on [ , 2019, at : _.m], prevailing Central Time. On or before [ : _.m.], prevailing Central Time, on [ , 2019], any objections or responses to entry of a final order on the Motion shall be filed with the Court, and served on: (a) Alta Mesa Resources, Inc., 15021 Katy Freeway, 4th Floor, Houston, Texas 77094 (Attn: Kim Warnica); (b) Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611 (Attn: Caroline Reckler); 555 Eleventh Street, Suite 1000, Washington, D.C. 20004 (Attn: Andrew Sorkin); 885 Third Avenue, New York, NY 10022 (Attn: Brett Neve); (c) Porter Hedges LLP,1000 Main Street, 36th Floor, Houston, TX 77002 (Attn: John F. Higgins); (d) counsel to the Agent,

Bracewell LLP (Attn: William A. (Trey) Wood III); (f) counsel to the Ad Hoc Noteholder Group, Davis Polk & Wardwell LLP (Attn: Damian Schaible); (g) counsel to any statutory committee appointed in these cases, if any; and (h) the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston Texas, TX 77002 (Attn: Stephen Statham and Hector Duran, Jr.). In the event no objections to entry of the Final Order on the Motion are timely received, this court may enter such Final Order without need for the Final Hearing.

PLEASE TAKE FURTHER NOTICE that failure to follow the Procedures shall constitute a violation of, among other things, the automatic stay provisions of Section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that any prohibited purchase, sale, conversion, exchange, or other transfer of stock, beneficial ownership therein, or option with respect theretoor any declaration of worthlessness of the Stock in violation of the Order is prohibited and shall be null and void ab initio and may be subject to additional sanctions as this court may determine.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.
_____________
2 Capitalized terms used but not defined herein have the meanings given to them in, as applicable, the Motion or the Order (as defined herein).